UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PROGINET CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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PROGINET CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 21, 2006

To the Stockholders of Proginet Corporation:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Proginet Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, November 21, 2006 at 5:00 p.m. local time, at the conference facility of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 for the following purposes:

1.	To elect six directors of the Company to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of BDO Seidman, LLP to serve as the Company's independent registered public accountants for the fiscal year ending July 31, 2007, and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying proxy statement.

The Board of Directors has fixed the close of business on October 3, 2006 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Company at 200 Garden City Plaza, Garden City, NY 11530.

Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope to American Stock Transfer & Trust Company, the transfer agent of the Company, located at 59 Maiden Lane, New York, New York 10038.

BY ORDER OF THE BOARD OF DIRECTORS,

Kevin M. Kelly
President and Chief Executive Officer

Garden City, New York

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

IMPORTANT
The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience.

2006 ANNUAL MEETING OF STOCKHOLDERS
OF
PROGINET CORPORATION

__________________________

PROXY STATEMENT
__________________________

The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Proginet Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 21, 2006, at 5:00 p.m. local time, at the conference facility of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York, 11530, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is October 9, 2006. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended July 31, 2006, which accompanies this Proxy Statement. The Company's principal executive offices are located at 200 Garden City Plaza, Garden City, New York 11530, and its telephone number is (516) 535-3600. The Company can also be contacted via the Internet at www.proginet.com.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile or personal interview.

PURPOSES OF THE MEETING

At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

1.	The election of six directors to the Company's Board of Directors to serve until the Company's 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	The ratification of the appointment of BDO Seidman, LLP as the independent registered public accountants of the Company for the fiscal year ending July 31, 2007;

3.	Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below and in favor of ratification of the appointment of independent registered public accountants. In the event a Stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on October 3, 2006 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 14,414,387 shares of Common Stock, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.

The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. The ratification of independent registered public accountants requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if at least 34% of the outstanding shares of Common Stock, as of the Record Date, are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Annual Meeting, abstentions will be deemed present and entitled to vote but not cast, therefore, abstentions have no legal effect on the vote on that particular matter. Broker non-votes will be deemed not present or entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 3, 2006, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each stockholder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table under the heading “Executive Compensation”; and (iv) all current directors and executive officers of the Company as a group. Unless otherwise noted, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Common Stock % (2)
John Mazzone 24 Ferris Drive Clifton, NJ 07013	1,056,160 (3)	7.33%
Scot Cohen 20 East 20th Street, Apt. 6W New York, NY	1,407,649(5)	9.77%
John C. Daily 18 Holly Lane Rye, NY 10580	364,000 (4)	2.47%
George T. Hawes 49 Central Drive Plandome, NY 11030	832,400 (4)	5.74%
Dr. E. Kelly Hyslop Ard na Gaoithe Knockeen, Goleen W.Cork, Ireland	539,494 (4)	3.69%
William Loscalzo 1 Plantation Drive Freehold, NJ 07728	100,000 (4)	.69%
Stephen Sternbach 11 Phaeton Drive Melville, NY 11747	132,500 (4)	.91%
Kevin M. Kelly	991,604 (4)	6.66%
Thomas C. Bauer	425,884 (4)	2.91%
Kevin Bohan	425,591 (4)	2.91%
Debra A. DiMaria	255,000 (4)	1.75%
John W. Gazzola	125,000 (4)	.86%
Arne H. Johnson	187,500 (4)	1.28%
All the Officers and Directors as a Group (11 persons)	4,378,973 (4)	26.31%

(1)	Unless otherwise indicated, the address of each beneficial owner is the care of Proginet Corporation, 200 Garden City Plaza, Garden City, New York 11530.

(2)
A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted. The percentage of ownership of all officers and directors as a group assumes a base of 16,646,887, consisting of 14,414,387 shares of common stock outstanding as of October 3, 2006 and 2,232,500 options calculated as described above.

(3)	Based on information provided by the reporting person on a Schedule 13G filed with the Securities and Exchange Commission on January 5, 2006.

(4)
The amount of beneficial ownership includes both common stock held and options owned and exercisable with 60 days after October 3, 2006. The specific number of options for each individual is as follows: John C. Daily - 317,059, George T. Hawes - 90,000, Dr. E. Kelly Hyslop - 215,294, William Loscalzo - 100,000, Stephen Sternbach - 120,000, Kevin M. Kelly - 463,765, Thomas C. Bauer - 215,882, Kevin Bohan - 203,000, Debra A. DiMaria - 195,000, John W. Gazzola - 125,000, Arne H. Johnson - 187,500, and all officers and directors as a group 2,232,500.

(5)
Based on information provided by the reporting persons on a Schedule 13D/A filed with the SEC on November 23, 2005. The Schedule 13D/A was filed by Vertical Ventures, LLC, Scot Cohen, Richard Abbe and Iroquois Capital L.P. The reporting persons filed an initial statement on Schedule 13D with the SEC on February 14, 2005 rather than amending a prior Schedule 13G on file with the Commission, because the reporting persons may seek to acquire additional shares from time to time and to influence the management of the Company. Consists of 1,005,189 shares as to which Cohen has sole voting and dispositive power, 201,230 shares as to which Vertical has sole voting and dispositive power and 201,230 shares as to which Iroquois has sole voting and dispositive power. Both Cohen and Abbe, along with Joshua Siliverman, are the officers of both Vertical and Iroquois, and as such Cohen and Abbe may be deemed to have influence over both the voting power and investment power of the shares held by Vertical and Iroquois.  Each of Cohen, Vertical, Abbe and Iroquois expressly disclaims beneficial ownership over any of the shares held by the others.  Mr. Abbe has sole voting and dispositive power with respect to 169,100 shares and Mr. Siliverman does not own any shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company’s directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended July 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that a Form 4 for each, Mr. John C. Daily, Mr. George T. Hawes, Dr. E. Kelly Hyslop, Mr. William Loscalzo, Mr. Stephen Sternbach, Mr. Kevin M. Kelly, Mr. Thomas C. Bauer, Mr. Kevin Bohan, Ms. Debra A. DiMaria, Mr. John W. Gazzola and Mr. Arne Johnson, was filed late. As of the date hereof, the Company is not aware of any other failure to file a required report or to file such report on a timely basis.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

At the Annual Meeting, Stockholders will elect six (6) directors to serve until the annual meeting of Stockholders scheduled to be held in the year 2007 and until their respective successors are elected and qualified. Each of the nominees has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies will have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

Information About Nominees

The following table sets forth certain information with respect to the nominees for directors of Proginet Corporation.

Name	Age	Position
John C. Daily (2)	63	Director, Chairman
George T. Hawes (1)	59	Director
Dr. E. Kelly Hyslop (3)	Not Available	Director
William Loscalzo (1)	58	Director
Stephen Sternbach (2)(3)	51	Director
Kevin M. Kelly	60	Director, President and Chief Executive Officer

(1) Member of the Audit Committee of the Board of Directors.
(2) Member of the Compensation Committee of the Board of Directors.
(3) Member of the Nominating Committee of the Board of Directors.

John C. Daily has been Chairman of the Board since December 1998 and a Director of the Company since 1993. He had been Managing Director and Principal of Christian & Timbers, an executive search firm, since May 1997 until his retirement in December 2005. Mr. Daily also served as Senior Vice President of Handy HRM, an executive search firm, from 1995 to May 1997; and President and Chief Executive Officer of Image Business Systems, a software development company, from June 1994 to December 1994. Mr. Daily was also CEO of Systems Center, an enterprise software company that was acquired by Sterling Software, and before that he held a series of executive positions at IBM over a 20-year career.

George T. Hawes, CPA, has been a Director of the Company since August 2004 when he was appointed by the Board of Directors. Mr. Hawes who holds a B.B.A. in Accountancy from the University of Notre Dame, has more than 30 years’ experience in international finance and business. He has served with such companies as Avon Products Ltd. and Hurdman and Cranston Certified Public Accountants (now part of KPMG). Mr. Hawes, a private investor, sits on the Board of Directors of Midway Gold Corp., a gold exploration company headquartered in Vancouver, British Columbia and Oragenics Inc, a bio-technology company headquartered in Alachua, Florida, where he is also a member of the Audit Committee.

Dr. E. Kelly Hyslop has been a Director of the Company since September 1996. He practiced as a medical doctor from 1969 through 1995 and is now retired. He has been involved with many public and private emerging growth companies as a strategic and financial advisor.

William Loscalzo, CPA, has been a Director of the Company since September 2003. Since 1992, Mr. Loscalzo served as the managing member in Loscalzo & Company, LLC, a firm specializing in audit and consulting services for privately held companies. From 1983-1991, Mr. Loscalzo served in the management of various real estate and construction entities and previously spent seven years with Arthur Andersen & Co. Mr. Loscalzo is a member of the American Institute of Certified Public Accountants (AICPA), the New York State Society of CPAs and the New Jersey Society of CPAs and previously served on the New Jersey Society of CPA’s Accounting and Auditing Standards Committee. He received a Bachelor of Science degree in accounting from Fordham University and a Masters of Business Administration degree in taxation from Baruch College.

Stephen Sternbach has been a Director of the Company since November 1999. Mr. Sternbach has been the President, Chief Executive Officer and Director of Star Multi Care Services, Inc., a health care provider based on Long Island, since 1986. Star Multi Care was publicly traded on the NASDAQ Exchange under the Symbol SMCS, until the Company de-listed and went private in 2003. Mr. Sternbach holds a Masters degree in Public Administration from Syracuse University and a Business degree from Ithaca College.

Kevin M. Kelly has been a Director since 1992 and is the President and Chief Executive Officer of the Company. Mr. Kelly became President of the Company in June 1994, and had previously served as an outside director for 2 years. From 1992 to June 1994, Mr. Kelly served as Chief Operating Officer of CDC Systems, where he managed an armored car company of over 1500 employees. He was also Senior Vice President of Nationar Bank in New York from 1984 to 1992, a correspondent commercial bank, and previously he was Division Executive and Vice President of Chase Manhattan Bank over his 15 year career at Chase, a global banking organization. Mr. Kelly holds a Bachelor of Science degree in Mathematics from Iona College.

Information About Non-Director Executive Officers

The following table sets forth certain information with respect to the non-director executive officers of the Company (as of October 3, 2006):

Thomas C. Bauer	50	Chief Technology Officer
Kevin Bohan	37	Chief Information Officer
Debra DiMaria	44	Chief Financial Officer, Corporate Secretary
John W. Gazzola	52	Senior Vice President of Sales
Arne H. Johnson	57	Senior Vice President of Strategic Planning and Marketing

Thomas C. Bauer has served as Chief Technology Officer since February 2003. He is the chief developer of the Xcom file transfer software, Fusion FMS, SecurPass and CyberFusion Integration Suite software. From 1985 through 2003, Mr. Bauer served as the Company’s Software Development Manager. Mr. Bauer graduated magna cum laude from Adelphi University in 1978 with a Bachelors of Business Administration degree.

Kevin Bohan has served as Chief Information Officer of the Company since February 2003. He joined the Company in 1989 as a Network Engineer, and became manager of Customer Support in 1994. He was named Vice President of Sales and Customer Support in 1998 and served as such through September 2001. In September 2001, Mr. Bohan was named Chief Technology Officer and in February 2003 was appointed Chief Information Officer. Previously, Mr. Bohan served on the Board of Directors of OSINET Corporation, a non-profit standards based software association, and has served as Chairman of the North American Open System Implementers Workshop at the United States National Institute of Standards and Technology. His standards work included work on directory services. Mr. Bohan holds a Bachelor of Arts degree in Accounting from Iona College. Kevin Bohan is Kevin M. Kelly’s nephew.

Debra DiMaria has served as Chief Financial Officer and Corporate Secretary of the Company since December 2000. Before coming to Proginet, Ms. DiMaria spent fifteen years with Grant Thornton LLP, an international accounting and consulting firm. A 1985 graduate of St. John’s University with a degree in Accounting, Ms. DiMaria earned the professional title of CPA in New York State in 1990. She is a member of the New York State Society of CPAs and the AICPA.

John W. Gazzola joined Proginet in October 2003 as Senior Vice President of Sales. Mr. Gazzola brings 25 years of sales and sales management experience to his role at Proginet. He started his career at ADP in 1979 spending 14 years in various regional and national sales positions. While at JBA International from 1993 to 1999, Mr. Gazzola contributed significantly to that company’s growth and market leadership in ERP software solutions for global 2000 companies. From 1999 to 2003, Mr. Gazzola gained additional experience in the B2B sales arena while at Nistevo Corporation. Just prior to joining Proginet, Mr. Gazzola was employed as the Northeast Regional Sales Manager of Comshare Inc. Mr. Gazzola is responsible for the operations and strategic leadership of the direct and indirect sales teams at Proginet.

Arne H. Johnson was appointed Senior Vice President of Strategic Planning and Marketing in November 2002. Previously, Mr. Johnson had served as Vice President of Strategic Planning, Indirect Channels and Systems Engineering of the Company since January 2001. He was also the Company’s Vice President of Development from June 1997 to January 2001. From 1992 to June 1997, he served as President of Huntington Consulting Group, a software consulting company, where his clients included J.P. Morgan Investment Management. Mr. Johnson also served as Senior Vice President and Vice President of Nationar Bank, a correspondent commercial bank, from 1985 to 1992, and as Vice President of Chase Manhattan Bank, a global banking organization, from 1978 to 1985. Mr. Johnson holds a Bachelors degree in Systems Engineering from Polytechnic Institute of New York and a Masters of Business Administration degree from Pace University.

Related Party Transactions

The Company has no related party transactions to report.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances, the Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, matters as to which the Company tends to receive repetitive or duplicative communications or matters as to which the Company would handle in the ordinary course of business.

Stockholders who wish to send communications on any topic to the Board should address such communications in care of the Company’s Corporate Secretary, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2006, the Board of Directors held seven (7) meetings. During such year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

Proginet expects and encourages all of the Company’s directors to attend the Annual Meeting of Stockholders. All of the individuals then serving as directors of Proginet attended our 2005 Annual Meeting of Stockholders.

Compensation Committee

The Compensation Committee, which during fiscal year 2006 was comprised of Mr. Sternbach and Mr. Daily, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written charter of the Compensation Committee, which was adopted by the Board of Directors on May 28, 2004. The Compensation Committee reviews and assesses the Charter annually and recommends any changes to the Board for approval. The Compensation Committee met once during fiscal 2006.

Nominating Committee

The Nominating Committee is currently comprised of Dr. Hyslop and Mr. Sternbach. The Board has determined that Dr. Hyslop and Mr. Sternbach both meet the independence requirements under the listing standards of the NASDAQ National Market. The nominating committee met once during fiscal 2006. The duties and responsibilities of the nominating committee are set forth in the written charter of the Nominating Committee, which was adopted by the Board of Directors on May 24, 2004. Their duties include the following:

1.	Oversee the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole;
2.	Review the composition and size of the Board and determine the criteria for Board memberships;
3.	Evaluate the performance of Board members eligible for re-election and recommend the Director nominees for election to the Board by the stockholders at the annual meeting of stockholders;
4.
Identify, consider and recommend candidates to fill new positions or vacancies on the Board, and review any candidates recommended by stockholders in accordance with the bylaws; in performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms;

5.	Evaluate director compensation, consulting with outside consultants, as appropriate, and make recommendations to the Board regarding director compensation;
6.	Make recommendations for continuing education of Board members.

Director Candidates

The process followed by the Nominating Committee to identify and evaluate director candidates includes using an executive search firm, requests to Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by Committee members.

In deciding whether to include a candidate in the Board's slate of recommended director nominees, the Nominating Committee will apply criteria set forth in the Nominating Committee Charter. These criteria include the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, independence and the ability to act in the interests of all stockholders. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for any prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating Committee for consideration as director candidates by submitting their names to the Nominating Committee, c/o Corporate Secretary, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders may also directly nominate director candidates, without any action or recommendation on the part of the Nominating Committee or the Board, by following the procedures set forth under “Information Concerning Stockholder Proposals”.
.

Audit Committee

The Audit Committee was comprised of Mr. Loscalzo and Mr. Hawes during fiscal year 2006, each of whom meet the independence requirements for audit committee members under the listing standards of the NASDAQ National Market. The Board has determined that Mr. Loscalzo is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

The Audit Committee's function is to nominate independent registered public accountants, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent registered public accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent registered public accountants and management, and matters of concern to the independent registered public accountants resulting from the audit. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee, as amended, which was adopted by the Board of Directors on May 28, 2003. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met four times during fiscal 2006. A copy of the Audit Committee Charter, as amended, is attached as Exhibit A to this Proxy Statement.

For a copy of Proginet’s Compensation Committee Charter, Nominating Committee Charter and Audit Committee Charter, stockholders may visit our corporate website at www.proginet.com or write to: Secretary of the Company, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530.

Audit Committee Report

Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent registered public accountants have the responsibility for the audit of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended July 31, 2006, the Audit Committee:

•	reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2006 with management and BDO Seidman, LLP ("BDO"), the Company’s independent registered public accountants;

•	discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•
received the written disclosures and the letter from BDO regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed BDO’s independence with BDO and considered whether the provision of non-audit services rendered by BDO ensured that all reviews were compatible with maintaining the accountants’ independence under Securities and Exchange Commission rules governing the independence of a company's outside audit firm (see Proposal 2 below).

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended July 31, 2006 be included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

Respectfully,
William Loscalzo, Audit Committee Chairman
George T. Hawes

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years ended July 31, 2006, 2005, and 2004, information concerning total compensation paid to our chief executive officer and each of the other executive officers who received in excess of $100,000 for services rendered during the fiscal year ended July 31, 2006, in all capacities to the Company (the "Named Executive Officers"). In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits totaling less than 10% of the total salary and bonus reported. The columns for "Other Annual Compensation" and "All Other Compensation" have been omitted because there is no such compensation required to be reported.

	Annual Compensation			Long - Term Compensation
	$(US)			Awards
Name and Principal Position	FY	Salary $	Bonus $	Options Granted
Kevin M. Kelly Chief Executive Officer and President	06 05 04	230,000 224,167 220,000	16,500 - -	125,000 20,000 -
Thomas C. Bauer Chief Technology Officer	06 05 04	158,542 153,125 150,000	6,000 - -	75,000 20,000 -
Kevin Bohan Chief Information Officer	06 05 04	150,000 141,250 118,500	6,000 - (1) 2,510	75,000 20,000 -
Debra A. DiMaria Chief Financial Officer	06 05 04	159,750 155,375 152,250	6,090 - -	75,000 20,000 -
John W. Gazzola Senior Vice President of Sales	06 05 04(2)	140,000 140,000 110,384	(1)21,571 (1)23,237 (1)17,000	75,000 20,000 30,000
Arne Johnson Senior Vice President of Strategic Planning and Marketing	06 05 04	162,500 158,125 155,000	6,200 - -	75,000 20,000 -

(1) Commission and draw paid on sales license revenue.

(2) Reflects payment of salary to Mr. Gazzola from October 20, 2003 upon commencement of his employment with the Company through July 31, 2004.

Stock Options
The following table provides information in respect to the stock option grants made to Named Executive Officers during fiscal year 2006. No stock appreciation rights were granted during fiscal year 2006 to the Named Executive Officer(s).

Name	Number of Securities Under Option Grants	% of Total Options Granted to Employee(s) in Fiscal Year	Exercise Price ($U.S)	Expiration Date

Kevin M. Kelly	125,000	25%	.75	11/22/2015
Thomas C. Bauer	75,000	15%	.75	11/22/2015
Kevin Bohan	75,000	15%	.75	11/22/2015
Debra A. DiMaria	75,000	15%	.75	11/22/2015
John W. Gazzola	75,000	15%	.75	11/22/2015
Arne Johnson	75,000	15%	.75	11/22/2015

The following table provides information with respect to the number of outstanding stock options held by each of the Named Executive Officers as of July 31, 2006.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In The Money Options at Fiscal Year End (1)
Name of Executive Officer	Exercisable	Unexercisable	Exercisable	Unexercisable
Kevin M. Kelly	463,765	-	130,815
Thomas C. Bauer	215,882	-	40,332
Kevin Bohan	203,000	-	74,750
Debra DiMaria	195,000	-	69,750
John W. Gazzola	125,000	-	38,850
Arne H. Johnson	187,500	-	66,575

(1) Represents the fair market value of one share of our common stock at July 31, 2006, minus the exercise price.

There were no stock options exercised by any of the Named Executive Officers for the fiscal year ending July 31, 2006.

Director Compensation

In fiscal 2006, the Company compensated its non-employee directors $2,000 each per fiscal quarter, if a meeting was held, and granted 20,000 stock options at the fair value on the date of grant following their election to the Board of Directors by the stockholders. For fiscal 2007, the Company is currently evaluating an alternative compensation program for the directors as the Company is no longer granting stock options due to new accounting rules. The Company also compensates directors for reasonable expenses incurred in attending meetings of the Board of Directors.

Employment Contracts and Termination of Employment and Change-In-Control Agreements

The Company has entered into "management agreements" with each of the Named Executive Officers. If a change of control in the Company occurs, these agreements provide:

•
A lump sum payment equal to the present value of the aggregate of the executive's base compensation (equal to the highest rate of base compensation in effect during the three-year period immediately preceding the termination) for a six month period (Kevin M. Kelly - eighteen month period) following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the six month period (Kevin M. Kelly - eighteen month period) following the termination.

•	Continuation at the Company's expense of all benefits to which the executive was entitled prior to termination for a period of six months (Kevin M. Kelly - eighteen months).

There are no other Management Contracts or Change in Control Agreements for any of the executives or employees of the Company.

Voted Required

Election of the directors of the Company requires the affirmative vote of a plurality of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2

RATIFICATION AND APPROVAL OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has appointed BDO Seidman, LLP, as the independent registered public accountants of the Company for the fiscal year ending July 31, 2007. The Board of Directors believes that it is desirable to request the stockholders of the Company to ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending July 31, 2007.  Ratification of the selection is not required by law, and the Company is not required to take any action if the shareholders fail to ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accountants. The firm of BDO Seidman, LLP has audited the books of the Company since fiscal year 2003. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

Independent Accountant Fees

The following table summarizes the fees of BDO Seidman, LLP, billed to us for each of the last two years for audit services and for other services:

Fee Category	2006	2005
Audit fees (1)	$102,597	$109,366
Audit-related fees		-
Tax fees (2)	20,465	6,500
All other fees		-
Total fees	$123,062	$115,866

(1) Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-QSB, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2) Tax fees consist of fees for tax compliance.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit services and all non-audit services that are to be performed by the Company's independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to its Chairman the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by the Chairman pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

All audit services listed above were approved by the Audit Committee in accordance with the Company's pre-approval policies and procedures.

Vote Required

Election of the directors of the Company requires the affirmative vote of a plurality of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

MISCELLANEOUS
Other Matters

The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

Information Concerning Stockholder Proposals

Any stockholder proposal intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company not later than June 20, 2007 for inclusion in the Company's proxy statement and form of proxy card for that meeting. Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after August 24, 2007.

Form 10-KSB

Included with this Proxy Statement is the Company’s 2006 Annual Report which contains the Company's Form 10-KSB for the fiscal year ended July 31, 2006. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2006 may be obtained by any stockholder without charge upon written request to the Corporate Secretary, at the Company’s principal offices, 200 Garden City Plaza, Garden City, NY 11530. The Company’s filings can also be found at http://www.sec.gov.

By Order of the Board of Directors

John C. Daily
Chairman

Garden City, New York
October 3, 2006

Exhibit A

Proginet Corporation

Audit Committee Charter

As Amended and Restated on

May 28, 2003

1

2

3

ARTICLE V	MEETINGS OF THE COMMITTEE	10

ARTICLE VI	RESOURCES AND AUTHORITY OF THE COMMITTEE	10

ARTICLE VII	AUDIT COMMITTEE REPORT	10

ARTICLE VIII	ANNUAL REVIEW OF CHARTER	11

ARTICLE XI	ANNUAL PERFORMANCE EVALUATION	11

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Proginet Corporation

Audit Committee Charter

As Amended and Restated

May 28, 2003

ARTICLE I

PURPOSES

The purposes of the Audit Committee of the Board of Directors of Proginet Corporation are to assist the Board in fulfilling the Board's oversight responsibilities with respect to:

•	the integrity of the Company's financial statements;
•	the Company's compliance with legal and regulatory requirements;
•	the independent auditors' qualifications and independence; and
•	the performance of the independent auditors and the Company's internal audit function.

The Committee shall also have the responsibility to prepare the Committee's report, made pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to be included in the Company's annual proxy statement.

ARTICLE II

COMPOSITION OF THE COMMITTEE

Section 1. Number. The Committee shall consist of no fewer than two members of the Board.

Section 2. Qualifications. Each Committee member shall have all of the following qualifications:

A. Each Committee member shall meet the independence criteria of Section 301 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission.

B. Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made, to the extent required, in the Company’s regulatory periodic reports, at least one member of the Committee shall have accounting or related financial management expertise and that member or another member of the Committee shall have sufficient education and experience to have acquired the attributes necessary to meet the criteria of an audit committee financial expert as defined in Item 401(h) of SEC Regulation S-K. The Board shall determine, in its business judgment, whether each member is financially literate and whether at least one member has the requisite accounting or financial management expertise and whether that member or another member of the Committee has sufficient education and experience to meet the audit committee financial expert criteria. The designation or identification of a person as an audit committee financial expert shall not (1) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification, or (2) affect the duties, obligations or liability of any other member of the Committee or the Board.

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C. No Committee member shall simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company shall disclose any such determination in its proxy statement relating to the Company's annual meeting of stockholders.

Section 3. Appointment and Removal. The Board appoints Committee members and appoints a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

ARTICLE III

DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

ARTICLE IV

RESPONSIBILITIES OF THE COMMITTEE

Section 1. Retain the Independent Auditors.  The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee (a) the work of the Company's independent auditors, and (b) the resolution of disagreements between management and the Company's independent auditors, (2) pre-approve and approve all audit engagement fees, terms and services, and (3) pre-approve and approve any non-audit engagements with the Company's independent auditors. The Committee is to exercise this authority in a manner consistent with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

Section 2. Review and Discuss the Auditors' Quality Control. The Company's independent auditors shall report directly to the Committee. The Committee shall, at least annually, receive from the Company's independent auditors (1) a copy of the most recent internal quality control review, or peer review, of the firm, (2) a summary of any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

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Section 3. Review and Discuss the Independence of the Auditors. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and (3) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence. In connection with the Committee's evaluation of the auditors' independence, the Committee shall also review compliance by the auditors with legal and regulatory requirements with respect to the rotation of the lead audit partner and the concurring audit partner of the independent auditors.

Section 4. Policy on Hiring Employees of Independent Auditors.  The Committee shall see to it that the Company shall not employ any person as its Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer (or in an equivalent position) if (1) such person is or was within the two years prior to becoming employed by the Company an employee or partner of an independent auditor that audited the Company's financial statements during such two-year period and he or she participated in any capacity in such audits, or (2) the hiring of whom would otherwise violate the restrictions set forth in or established pursuant to Section 206 of the Sarbanes-Oxley Act of 2002.

Section 5. Review and Discuss the Audit Plan.  The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

Section 6. Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (1) any restriction on audit scope or on access to requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall decide all unresolved disagreements between management and the independent auditors regarding financial reporting. The Committee, consistent with Section 303 of the Sarbanes-Oxley Act of 2002, shall not influence the conduct of the audit in any improper manner.

Section 7. Review and Discuss Financial Statements and Disclosures.  The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (1) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and (2) the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 8. Review and Discuss Financial Press Releases. The Committee shall review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur before or after issuance and, as appropriate, may include a review of the types or substance of information to be disclosed and the form of presentation to be made).

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Section 9. Review and Discuss Internal Audit Plans.  The Committee shall review and discuss with the senior executive responsible for the internal audit function and appropriate members of his or her staff the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

Section 10. Review and Discuss Internal Audit Reports.  The Committee shall review and discuss with the senior executive responsible for the internal audit function and appropriate members of his or her staff the annual report of the audit activities, examinations and results thereof.

Section 11, Review and Discuss the Systems of Internal Accounting Controls.  The Committee shall review and discuss with the independent auditors, the senior executive responsible for the internal audit function and, if and to the extent deemed appropriate by the Committee Chairman, members of their respective staffs or representatives of any person or entity to which the internal audit function has been outsourced the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 12. Review and Discuss the Recommendations of Independent Auditors.  The Committee shall review and discuss with the senior executive responsible for the internal audit function and the appropriate members of his or her staff recommendations made by the independent auditors and the senior executive responsible for the internal audit function, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

Section 13. Review and Discuss the Audit Results.  The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Section 14. Obtain Assurances Under Section 10A(b) of the Exchange Act.  The Committee shall obtain assurance from the independent auditors that in the course of conducting the audit there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

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Section 15. Discuss Risk Management Policies.  The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Section 16. Obtain Reports Regarding Conformity with Legal Requirements and the Company's Code of Business Conduct and Ethics.  The Committee shall periodically obtain reports from management, the Company's senior executive responsible for the internal audit function and the independent auditor that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics or any company plan, program or policy relating to business code or ethics without regard to its formal title (“Ethics Code”). The Committee shall review and discuss reports and disclosures of insider and affiliated party transactions. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Ethics Code.

Section 17. Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies.  The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

Section 18. Review and Discuss Other Matters.  The Committee shall review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

Section 19. Make Board Reports.  The Committee shall report its activities to the Board in such manner and at such times, but at least annually, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

Section 20. Maintain Flexibility.  The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. Notwithstanding the foregoing, the provisions of the Ethics Code shall be established from time to time by the entire Board.

Section 21. Other Duties.  The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

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ARTICLE V

MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company's management, the staff responsible for the internal audit function and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.

ARTICLE VI

RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

ARTICLE VII

AUDIT COMMITTEE REPORT

The Committee, with the assistance of management, the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.

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ARTICLE VIII

ANNUAL REVIEW OF CHARTER

Annually, the Committee shall conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

ARTICLE XI

ANNUAL PERFORMANCE EVALUATION

The Committee will conduct and review with the Board annually an evaluation of the Committee's performance with respect to the requirements of this Charter. The Committee shall conduct this evaluation in such manner, as the Committee, in its business judgment, deems appropriate.

This Charter will be included on the Company's website and will be made available in print to any stockholder of the Company who submits a request to the Secretary for a copy of this Charter. The Company's Proxy Statement to stockholders will state that this Charter is available on the Company's website and will be available in print to any stockholder of the Company who submits to the Secretary a request for a copy of this Charter.

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ANNUAL MEETING OF STOCKHOLDERS OF

PROGINET CORPORATION

November 21, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Kevin M. Kelly O John C. Daily O George T. Hawes O Dr. E. Kelly Hyslop O William Loscalzo O Stephen Sternbach
2.   Ratification of the appointment of BDO Seidman LLP as independent registered public accountants for the fiscal year ending July 31, 2007.

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
☐ FOR ☐ AGAINST ☐ ABSTAIN
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROGINET CORPORATION	PROXY

ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 21, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock of PROGINET CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Kevin M. Kelly and Debra A. DiMaria, and each of them, proxies, with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2006 Annual Meeting of Stockholders of Proginet Corporation, to be held at the offices of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 on Tuesday, November 21, 2006 at 5:00 p.m., local time and at any adjournments or postponements thereof.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this proxy and in the discretion of the Proxies on any other matter that may come before the Annual Meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposal 2 (Ratification of the appointment of BDO Seidman LLP as independent registered public accountants for the fiscal year ending July 31, 2007.)

(Continued and to be signed on the reverse side)

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